Concentrations Of Credit	12 Months Ended
Dec. 31, 2010
Concentrations Of Credit [Abstract]
Concentrations of Credit
NOTE 19.	CONCENTRATIONS OF CREDIT

The Company originates primarily commercial, residential, and consumer loans to customers in Fulton County, Dougherty County, Chatham County, Richmond County, metropolitan Atlanta, and to various minority groups throughout the southeastern United States. The ability of the majority of the Company's customers to honor their contractual loan obligations is dependent on the economy in these market areas. Ninety-five percent of the Company's loan portfolio is concentrated in loans secured by real estate, of which a substantial portion is secured by real estate in the Company's primary market areas. Included in loans secured by real estate are loans to churches and convenience stores in the Company's market areas which make up twenty-four percent and twenty-seven percent, respectively, of the total loan portfolio. Accordingly, the ultimate collectibility of the Company's loan portfolio is susceptible to changes in real estate conditions in the Company's primary market areas. The other concentrations of credit by type of loan are set forth in Note 5.

The Company, as a matter of policy, does not generally extend credit to any single borrower or group of related borrowers in excess of 25% of the Bank's statutory capital or net assets, as defined, which amounted to approximately $3,223,000 at December 31, 2010.

The Company has cash deposits with a financial institution in excess of the insured limitation of the Federal Deposit Insurance Corporation. If the financial institution were not to honor its contractual liability, the Company could incur losses. Management is of the opinion that there is no material risk because of the financial strength of the institution.